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EXHIBIT 10.21
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                           LOAN AND PLEDGE AGREEMENT
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     LOAN AND PLEDGE AGREEMENT dated as of May 10, 2000, between JOSTENS, INC., a Minnesota corporation (the "Lender"), and William Priesmeyer (the "Borrower").

     The parties hereto agree as follows:

     1.   Amount and Terms of the Loan.
          ----------------------------

          1.1. The Loan.  On the terms and subject to the conditions of this
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Agreement, the Lender agrees to lend $368,499 to the Borrower for the purpose of enabling the Borrower to finance or refinance the purchase of shares of Class A Common Stock of the Lender, par value $0.33? per share (the "Purchased Shares"), pursuant to the Jostens, Inc. 2000 Stock Loan Plan (the "Plan"). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.

          1.2. Maturity Date.
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          (a)  Subject to the prepayment provisions of subsections 1.3 and 1.4 and the acceleration provisions set forth below and in Section 3 below and the extension provision set forth in Section 1.2(b), the Loan shall mature on May 10, 2005 (the "Maturity Date"). Notwithstanding the foregoing, all principal and accrued but unpaid interest outstanding under the Loan will automatically become due and payable on the date the Borrower's employment with the Lender and any of its Subsidiaries terminates if the Borrower terminates employment before age 65 unless his employment (i) terminates by reason of his death or Permanent Disability, (ii) is terminated for a reason other than Cause or (iii) is terminated by the Borrower for Good Reason.

          (b) In the event that, prior to the Maturity Date, the Lender has not completed an "Initial Public Offering" or an "Approved Sale" (as such terms are defined in Borrower's Stock Option Agreement pursuant to Lender's Stock Incentive Plan), and if at least 90% of the cumulative EBITDA target for 2004 set forth on Exhibit 2 to Borrower's Stock Option Agreement has been achieved, Borrower shall be entitled to extend the term of the Loan until May 10, 2007, and such extension shall be effective upon written notice to Lender.

          1.3. Mandatory Prepayments and Interest Payments.
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          (a)  In the event that any cash dividend or distribution is paid by the Lender with respect to any Pledged Property relating to the Loan, the Borrower shall make a mandatory prepayment with respect to the Loan equal to the amount of such dividend or distribution, which shall be applied first to accrued but unpaid interest under the Loan, then to principal. Notwithstanding the foregoing, in the event that the Committee under the Plan determines that the Borrower would recognize a net increase in taxable income from the receipt of any such dividends
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     or distributions after giving effect to any deduction for the related payment under the Loan, the Committee may in its discretion permit the Borrower to retain a portion of the dividends or distributions so as to be able to pay all or part of his related increase in taxes.

          (b) Interest shall be compounded quarterly during the term of a Loan; provided however, that the Borrower shall be entitled instead to pay such quarterly interest in cash to the Lender.

          1.4  Optional Prepayments.
               --------------------

          (a) The Borrower may make voluntary prepayments on the Loan at any time without penalty in such minimum amounts as the Committee may determine, which shall be applied first to accrued but unpaid interest, and then to principal.

          (b) In the event that the Borrower at any time desires to obtain a release of all or part of any Pledged Property securing the Loan, whether for the purpose of selling such Pledged Property or otherwise, as a condition to the release, the Borrower shall make arrangements satisfactory to the Lender for the prepayment by the Borrower of an amount equal to the higher of (i) a percentage of the outstanding Loan balance as of the date of the release equal to the percentage in value of the Pledged Property sought to be released and (ii) a sufficient portion of the outstanding Loan balance so that the amount of the outstanding Loan balance remaining unpaid after giving effect to such payment does not exceed 100% of the fair market value of the Pledged Property, as determined in good faith by the Committee, that will remain subject to this Agreement after giving effect to the release, which shall be applied first to accrued but unpaid interest under the Loan, then to principal.

          1.5. Evidence of Borrowing.  The Loan will be evidenced by a
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promissory note in substantially the form attached as Exhibit A to this
Agreement (the "Note"). The Borrower will promptly execute and deliver to the Lender any other instruments evidencing the Loan reasonably requested by the Lender.

     2.   Security.
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          2.1. Grant of Security Interest.  As security for the Borrower's
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performance of this Agreement and the Borrower's indefeasible payment in full of the Loan and all interest thereon in accordance with this Agreement, the Borrower hereby pledges, hypothecates, assigns, transfers and delivers to the Lender and grants the Lender a continuing security interest in the Borrower's right, title and interest in and to the Pledged Property, to have and to hold, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Lender, its successors and assigns, forever, subject to the terms and conditions of this Agreement. The Pledged Property shall initially be as set forth in Schedule A attached hereto.

          2.2. Perfection of Security Interest.  Simultaneously with the
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execution and delivery of this Agreement, the Borrower will deliver to the
Lender all instruments and certificates evidencing the Pledged Property and will execute and deliver to the Lender stock

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powers or assignments in such forms as may reasonably be requested by the Lender with respect to each such instrument or certificate. The Borrower will perform all additional acts and execute all other documents reasonably requested by the Lender at any time to further evidence, perfect, maintain and enforce the Lender's security interest in the Pledged Property. The Borrower will not pledge, hypothecate or grant a security interest in any of the Pledged Property to any other person without the prior written consent of the Lender.

          2.3. Voting and Other Rights of the Borrower and the Lender.
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Simultaneously with the execution and delivery of this Agreement, the Borrower will execute and deliver to the Lender a proxy in the form attached as Exhibit B hereto (the "Proxy"). So long as no Event of Default (as described in subsection 3.1) has occurred and is continuing, the Borrower will be entitled to vote and to exercise all other rights and remedies with respect to the Pledged Property. Upon the occurrence and during the continuance of an Event of Default, the Proxy will automatically become effective pursuant to its terms, and the Lender or its substituted proxy will have the right to vote and to exercise all other rights and remedies with respect to the Pledged Property.

          2.4. Release of Collateral.  In the event of any prepayment of
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principal under the Loan, the Lender will release from the pledge under this
Agreement a portion of the Pledged Property equal to the percentage of the outstanding principal balance so paid, provided, that (i) the Lender will retain Pledged Property with an aggregate fair market value, as determined in good faith by the Committee, equal to at least one hundred percent (100%) of the outstanding Loan balance as of the date of the prepayment (after giving effect to the prepayment) and (ii) to the extent any of the released Pledged Property is subject to restriction under section 6 of the Plan, the Lender will retain custody of the property until the end of the Restricted Period.

     3.   Events of Default.
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          3.1. Events of Default.  For purposes of this Agreement, any of the
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following events will constitute an Event of Default:

          (a) the Borrower fails to pay any amount due under the Loan and the default remains uncured for a period of (10) days after the date the Lender gives the Borrower notice of the default;

          (b) the Borrower defaults under or breaches any other covenant, representation or warranty under the Note, this Agreement or any other agreement under the Plan and the default or breach remains uncured for a period of thirty (30) days after the date the Lender gives the Borrower notice of his default or breach;

          (c) the Borrower applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of any of his property, admits in writing his inability to pay his debts as they mature, makes a general assignment as a bankrupt or insolvent or is the subject of an order for relief under Chapter 13 of the United States Bankruptcy Code or files a voluntary petition in bankruptcy or a petition or answer seeking an arrangement with creditors to take advantage of any bankruptcy, insolvency, readjustment or debt or liquidation law or statute, or an

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     answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or

          (d) any court of competent jurisdiction enters an order, judgment or decree, without the application, approval or consent of the Borrower, approving a petition appointing a receiver, trustee, custodian or liquidator of all or a substantial part of the assets of the Borrower, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days.

          3.2. Consequences of Events of Default.  If an Event of Default
               ---------------------------------
occurs, the Lender may foreclose on the Pledged Property and may otherwise enforce its rights under the Plan, the Note and any other agreement entered into under the Plan.

     4.   General.
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          4.1. Compliance with Withholding.  The Lender shall have the right to
               ---------------------------
require the Borrower to pay to the Lender the amount of any taxes that are required to be withheld in connection with any repayment of a Loan, any release of Pledged Property or any sale of Pledged Property. To the extent permitted by the Committee, the Borrower may elect to have any distribution otherwise required to be made under this Agreement to be withheld to fulfill any tax withholding obligation.

          4.2. Amendment and Waiver.  This Agreement may only be amended by
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written agreement of the Borrower and the Lender.

          4.3. Severability.  Whenever possible, each provision of this
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Agreement will be interpreted in such manner as to be effective and valid under applicable law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party; but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          4.4. Complete Agreement.  This document and the documents referred to
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herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which relate to the subject matter hereof.

          4.5. Governing Law. The provisions of this Agreement shall be
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construed in accordance with the internal laws of the State of Minnesota.

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     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.


BORROWER                                    JOSTENS, INC.


/s/ William Priesmeyer                      By: /s/ Lee U. McGrath

William Priesmeyer                          Its: Vice President and Treasurer


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                                                                      Schedule A


Pledged Property
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14,594 shares of Class A common stock of Jostens, Inc.

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                                                                       Exhibit A

                            FORM OF PROMISSORY NOTE

$                                                                   May __, 2000

     FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay, on or before ______________ to the order of Jostens, Inc. or any successor thereto (the "Lender"), at such place as the Lender shall designate, the principal sum shown above, together with interest from the date hereof on the principal balance outstanding under this Note as provided hereinafter and in the Loan and Pledge Agreement dated the date hereof between the Lender and the Borrower (the "Loan and Pledge Agreement").

     This Note is subject to the terms of the Jostens, Inc. 2000 Stock Loan Plan (the "Plan") and is secured by the Loan and Pledge Agreement and has been delivered by the Borrower pursuant to such Agreement. The holder of this Note is entitled to the benefits of the Loan and Pledge Agreement and may enforce the agreements of the Borrower herein and therein and exercise the remedies provided for hereby and thereby or otherwise in respect of this Note.

     Except as set forth below, from the date hereof interest shall accrue on the outstanding principal amount hereof at the rate set forth in the Plan.

     Interest shall be compounded quarterly during the term of this Note; provided however, that the Borrower shall be entitled instead to pay such quarterly interest in cash to the Lender.

     Payments of both principal and interest hereunder shall be made in lawful money of the United States of America. This Note may be prepaid, in whole or in part, at any time without premium or penalty.

     If an Event of Default (as that term is defined in the Loan and Pledge Agreement) shall occur, all principal and accrued but unpaid interest payable under this Note shall accelerate and become immediately due and payable without any presentment, demand, protest, or other notice of any kind and, until repaid in full, all amounts due hereunder, including without limitation interest due hereunder, shall bear interest at an annual rate equal to the lower of (A) two percent (2%) higher than the rate calculated pursuant to the calculation set forth above and (B) the highest rate, if any, permitted at law.

     If legal action is necessary to collect any amount due hereunder, Borrower shall be liable for the payment of reasonable attorney's fees and the costs of Lender incurred to others in connection with such collection.

     The Borrower hereby agrees to be personally liable for payment of this Note.

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     This Note is to be governed by and construed in accordance with the laws of the State of Minnesota. In any action brought under or arising out of this Note, the undersigned hereby consents to the jurisdiction of any competent court within the State of Minnesota and consents to service of process by any means authorized by Minnesota law.


                                        BORROWER



                                        ______________________________
                                        Name:

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                                                                       Exhibit B

                                 FORM OF PROXY


     The undersigned hereby revokes any previous or contemporaneous proxies and appoints _______________ as attorney and proxy of the undersigned to cause notice to be given with respect to and to attend any and all meetings of shareholders of Jostens, Inc., a Minnesota corporation (the "Company"), to vote all shares of capital stock of the Company owned by the undersigned and pledged to the Company (the "Pledged Shares") pursuant to the Loan and Pledge Agreement dated May 10, 2000 between the Company and the undersigned (the "Loan and Pledge Agreement"), and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present.

     This proxy shall become effective immediately, without further action by the undersigned, upon an Event of Default under the Loan and Pledge Agreement occurs, and shall remain in effect until such Event of Default shall be remedied by the undersigned.

     This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable and has been granted pursuant to Section 2.3 of the Loan and Pledge Agreement.

     The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy (immediately upon its becoming effective as set forth above) and any substitution or revocation with the Secretary of the Company.



Dated: May __, 2000                          By:  ________________________


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